Business combination	12 Months Ended
Dec. 31, 2018
Business Combinations [Abstract]
Business Combination

Note 4 – Business combination

On August 1, 2018, Popular Auto, LLC (“Popular Auto”), BPPR’s auto finance subsidiary, completed the acquisition of certain assets and the assumption of certain liabilities related to Wells Fargo & Company’s (“Wells Fargo”) auto finance business in Puerto Rico (“Reliable”). Popular Auto acquired approximately $1.6 billion in retail auto loans and $341 million in primarily auto-related commercial loans. Reliable will continue operating as a Division of Popular Auto in parallel with Popular Auto’s existing operations for a period after closing to provide continuity of service to Reliable customers while allowing Popular to assess best practices before completing the integration of the two operations.

Wells Fargo retained approximately $398 million in retail auto loans as part of the Transaction and subsequently sold the same to a third party. Popular Auto has entered into a separate servicing agreement with respect to such loans.

Popular entered into the Transaction as part of its growth strategy to increase its market share in the auto finance business in Puerto Rico.

The following table presents the fair values of the consideration and major classes of identifiable assets acquired and liabilities assumed by the Corporation as of August 1, 2018, net of cumulative measurement period adjustmen

	Book value prior to
	purchase accounting	Fair value	Measurement	As recorded by
(In thousands)	adjustments	adjustments	period adjustments	Popular, Inc.
Cash consideration	$1,843,256	$-	$-	$1,843,256

Assets:
Loans	$1,912,866	$(126,908)[1]	$16,505 [1]	$1,802,463
Premises and equipment	1,246	-	-	1,246
Accrued income receivable	1,466	-	-	1,466
Other assets	5,020	-	(91)	4,929
Trademark	-	488	-	488
Total assets	$1,920,598	$(126,420)	$16,414	$1,810,592

Liabilities:
Other liabilities	$11,164	$-	$-	$11,164
Total liabilities	$11,164	$-	$-	$11,164
Net assets acquired	$1,909,434	$(126,420)	$16,414	$1,799,428
Goodwill on acquisition				$43,828
[1] The fair value discount is comprised of $106 million related to the retail auto loans portfolio and $4 million related to the commercial loans portfolio.

The fair values initially assigned to the assets acquired and liabilities assumed are preliminary and are subject to refinement for up to one year after the closing date of the acquisition as new information relative to closing date fair values becomes available. The Corporation continues to analyze its estimates of fair value on loans acquired. As the Corporation finalizes its analyses, there may continue to be adjustments to the recorded carrying values, and thus the recognized goodwill may increase or decrease.

During the fourth quarter of 2018, measurement period adjustments, amounting to $16.5 million, were made to the estimated fair values of the loans acquired as part of the Transaction to reflect new information obtained about facts and circumstances that existed as of the acquisition date. The increase in the fair value of retail auto loans and commercial loans from the preliminary estimated amounts by $12.2 million and $4.3 million, respectively, was mainly attributed to decreases in credit loss expectations. The related cumulative adjustment to the amortization of the fair value discounts for the retail and commercial portfolios offset each other, resulting in an immaterial impact to the Corporation’s results.

Following is a description of the methods used to determine the fair values of significant assets acquired on the Reliable Transaction:

Loans

Retail Auto Loans

Fair values for retail auto loans were based on a discounted cash flow methodology. Aggregation into pools considered characteristics such as payment terms, remaining terms, and credit quality. Principal and interest projections considered prepayment rates and credit loss expectations. The discount rates were developed based on the relative risk of the cash flows as of the valuation date, taking into account the expected life of the loans. Retail auto loans were accounted for under ASC Subtopic 310-20. As of August 1, 2018, contractual cash flows amounted to $1.8 billion, from which $105 million are not expected to be collected.

Commercial Loans

Fair values for commercial loans were based on a probability of default/loss given default (“PD/LGD”) methodology. The PD was determined based on characteristics such as payment terms, remaining terms, and credit quality. Commercial loans were accounted for under ASC Subtopic 310-20. As of August 1, 2018, contractual cash flows amounted to $348 million, from which $3 million are not expected to be collected.

Goodwill

The amount of goodwill is the residual difference between the consideration transferred to Wells Fargo and the fair value of the assets acquired, net of the liabilities assumed. The goodwill is deductible for income tax purposes.

Trademark

The fair value of the Reliable trademark was calculated using the relief-from-royalty method. The Reliable trademark is subject to amortization, since Popular intends to use the trademark for a limited period of time.

The operating results of the Corporation for the year ended December 31, 2018 include the operating results produced by the acquired assets and liabilities assumed for the period of August 1, 2018 to December 31, 2018. This includes approximately $84.5 million in gross revenues, including $28.1 million in accretion of the fair value discount, and approximately $20.3 million in operating expenses, including $3.8 million of transaction-related expenses. The Corporation believes that given the amount of assets and liabilities assumed and the size of the operations acquired in relation to Popular’s operations, the historical results of Reliable are not significant to Popular’s results, and thus no pro forma information is presented.